CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

         The undersigned, the President of the Turner Funds (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2007 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1.       such Form N-CSR fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: June 6, 2007


                                                   /s/ Thomas R. Trala, Jr.
                                                   ------------------------
                                                   Thomas R. Trala, Jr.
                                                   President

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

         The undersigned, the Controller and Chief Financial Officer of the Turner Funds (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2007 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1.       such Form N-CSR fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: June 6, 2007


                                                   /s/ Michael Lawson
                                                   ------------------
                                                   Michael Lawson
                                                   Controller and
                                                   Chief Financial Officer